BLACKROCK FUNDSSM

BlackRock Managed Volatility Portfolio

(the “Fund”)

Supplement dated June 2, 2014

to the Fund’s Summary Prospectus dated March 21, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section entitled “Performance Information” is supplemented as follows:

Effective immediately, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is added to the performance benchmarks against which the Fund measures its performance. Fund management believes that this addition to the performance benchmarks more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2013, the average annual total returns for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index were 0.07%, 0.12% and 1.68%, respectively.

Shareholders should retain this Supplement for future reference.

SPRO-MV-0614SUP